Supplement Dated June 28, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life insurance

Lincoln Corporate Variable 5

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Deutsche Investments VIT Funds and Deutsche Variable Series II have notified us that the names of the trusts will be changed to Deutsche DWS Investments VIT Funds and Deutsche DWS Variable Series II, respectively, effective July 2, 2018.

In addition the names of the following funds will be changed effective July 2, 2018.  There are no changes to the fees or investment objectives. All other information about the funds can be found in the fund's prospectus.

CURRENT FUND NAME	NEW FUND NAME

Deutsche Equity 500 Index VIP Portfolio	DWS Equity 500 Index VIP Portfolio
Deutsche Small Cap Index VIP Portfolio	DWS Small Cap Index VIP Portfolio
Deutsche Alternative Asset Allocation VIP Portfolio	DWS Alternative Asset Allocation VIP Portfolio

The PIMCO Variable Insurance Trust has notified us that the name of the following fund will be changed effective July 30, 2018.  There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.

CURRENT FUND NAME	NEW FUND NAME

PIMCO VIT Global Bond Portfolio (Unhedged)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)

Please retain this Supplement for future reference.